UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 11, 2014

DigiPath, Inc.
(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-54239	27-3601979
(Commission File Number)	(IRS Employer Identification No.)

6450 Cameron St Suite 113 Las Vegas, NV 89118
(Address of Principal Executive Offices and zip code)

(702) 527-2060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Presentation Materials

DigiPath, Inc. (“DigiPath”) has prepared presentation materials (the “Presentation Materials”) that management used on June 11, 2014 and intends to use from time to time thereafter in presentations about DigiPath’s operations and performance. DigiPath may use the Presentation Materials, possibly with immaterial modifications, in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in DigiPath and its business.

The information contained in the Presentation Materials is summary information based on the public reports of DigiPath previously filed with the Securities and Exchange Commission (the “SEC”) and should be considered in the context of DigiPath’s filings with the SEC and other public announcements that DigiPath may make by press release or otherwise from time to time.

The Presentation Materials speak as of the date of this Current Report on Form 8-K. While DigiPath may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, DigiPath specifically disclaims any obligation to do so.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

A copy of the Presentation Materials is attached hereto as Exhibit 99.1 and will also be posted in the Investor Information section of DigiPath’s website, http://www.DigiPath.com for 90 days.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

Press Release

On June 20, 2014, DigiPath issued a press release announcing the receipt of preliminary approval from the Nevada Clark County Commission to operate a cannabis-testing laboratory in Las Vegas, Nevada.  A copy of this press release is attached hereto as Exhibit 99.2.

The information referenced under Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by DigiPath pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.  The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Presentation Materials

99.2	Press release dated June 20, 2014 announcing receipt of preliminary approval from the Nevada Clark County Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigiPath, Inc.

Date: June 20, 2014

By:	/s/ David J. Williams
David J. Williams
Chief Financial Officer